                                  SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a party other than the Registrant [_]

                           Check the appropriate box:
                         [_] Preliminary Proxy Statement
                         [X] Definitive Proxy Statement
                       [_] Definitive Additional Materials
        [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                   [_] Confidential, for Use of the Commission
                     Only (as permitted by Rule 14a-6(e)(2))

                          CAPITOL CITY BANCSHARES, INC.
           -----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     _______________________________________________________________________
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):
                              [X] No fee required.
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies: ___________

     ___________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies: ______________

     ___________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction: __________________________

(5)  Total fee paid:  __________________________________________________________

     [_]  Fee paid previously with preliminary materials:_______________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________________________________

     (2)  Form, Schedule or Registration Statement No.: ________________________

     (3)  Filing Party:  _______________________________________________________

     (4)  Date Filed: __________________________________________________________

                          CAPITOL CITY BANCSHARES, INC.
                              562 Lee Street, S.W.
                           Atlanta, Georgia 30311-0200

                                  May 20, 2002



Dear Shareholder:

     On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on June 25, 2002 in Atlanta, Georgia at the time and place shown in the attached notice. As we do at the meeting every year, in addition to considering the matters described in the proxy statement, we will review our 2001 business results and other matters of interest to our shareholders. The meeting should be interesting and informative.

     We hope that you will attend the meeting in person, but even if you plan to do so, we encourage you to please vote your shares ahead of time by using the enclosed proxy card. This will ensure that your Capitol City Bancshares stock will be represented at the meeting. If you attend the meeting and prefer to vote in person, you may do so. The attached proxy statement explains more about proxy voting. Please read it carefully. Every shareholder's vote is important, whether you own a few shares or many.

     We look forward to your participation in the annual meeting process.

                                        Sincerely,

                                        /s/ George G. Andrews

                                        George G. Andrews
                                        President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        OF CAPITOL CITY BANCSHARES, INC.

DATE:        June 25, 2002

TIME:        5:00 p.m.

PLACE:       Main Office, Capitol City Bank & Trust,
             562 Lee Street, S.W., Atlanta, Georgia 30311


                             MATTERS TO BE VOTED ON:

     PROPOSAL 1:      Election of seventeen directors

     Any other matter that may be properly brought before the meeting.

     Only shareholders of record at the close of business on April 30, 2002 are entitled to notice of and to vote at the meeting on any adjournments thereof.

     Your vote is important. Please complete, sign, date and return your proxy card promptly in the enclosed envelope.

                                         By Order of the Board of Directors

                                         /s/ George G. Andrews

                                         George G. Andrews
                                         President and Chief Executive Officer


Atlanta, Georgia
May 20, 2002

                          CAPITOL CITY BANCSHARES, INC.
                              562 Lee Street, S.W.
                             Atlanta, Georgia 30311

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JUNE 25, 2002

     This proxy statement is furnished to the shareholders of Capitol City Bancshares, Inc. in connection with the solicitation of proxies by its Board of Directors to be voted at the 2002 Annual Meeting of Shareholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on June 25, 2002, at 562 Lee Street, S.W., Atlanta, Georgia, at 5:00 p.m. local time.

     This proxy statement and the accompanying proxy card were mailed or given to shareholders on or about May 20, 2002.

     As used in this proxy statement, the terms Capitol City Bancshares, Company, we, our, and us all refer to Capitol City Bancshares, Inc. and its subsidiaries.

                                     VOTING

General

     The securities which can be voted at the Annual Meeting consist of Capitol City Bancshares' $6.00 par value common stock ("Capitol City Bancshares Stock"), with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Capitol City Bancshares Stock who are entitled to notice of and to vote at the Annual Meeting is April 30, 2002. On the record date, 532,088 shares of Capitol City Bancshares Stock were outstanding and eligible to be voted.

Quorum and Vote Required

     The presence, in person or by proxy, of a majority of the outstanding shares of Capitol City Bancshares Stock is necessary to constitute a quorum at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes "for" or "against" as well as all abstentions (including votes to withhold authority to vote) will be counted.

     In voting for the proposal to elect seventeen directors (Proposal No. 1), you may vote in favor of all nominees or withhold your votes as to all or as to specific nominees. The vote required to approve Proposal No. 1 is governed by Georgia law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. Votes withheld and broker non-votes will not be counted and will have no effect.

     Our directors and executive officers hold 278,980 shares of Capitol City Bancshares Stock, or approximately 44.84% of all outstanding stock, and we believe that all of those shares will be voted in favor of both proposals.

Proxies

     All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. You should specify your choices on the proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "for" the proposal listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     All proxy cards delivered pursuant to this solicitation are revocable at any time before they are voted by giving written notice to our Secretary, Agnes
H. Harper, 562 Lee Street, S.W., Atlanta, Georgia 30311, by delivering a later dated proxy card, or by voting in person at the Annual Meeting.

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Solicitation may take place by mail, telephone, telegram, or personal contact by our directors, officers and regular employees of the Company without additional compensation.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Our 2001-2002 Board of Directors consisted of seventeen members, sixteen of whom are non-employee directors. The Company's Bylaws provide that the Board of Directors shall consist of not less than five nor more than twenty-five persons, with the exact number to be fixed and determined from time to time by resolution of the Board of Directors, or by resolution of the shareholders at any annual or special meeting of shareholders. The Board of Directors has voted that the Board consist of seventeen members for the Company's ensuing fiscal year. The term of office for directors is one year or until the next Annual Meeting and thereafter until their successors are elected and qualified.

     The Board has nominated the following persons for submission to the shareholders for election for a one-year term expiring at the 2003 annual meeting or until their successors are elected and qualified.

     The following table lists the name and ages of all directors, nominee directors and executive officers of the Company, indicates all positions and offices with the Company held by each such person, states the term of office as a director or principal officer and the period during which such person has served, and briefly describes the business experience of each director, nominee director or executive officer. There are no arrangements or understandings between such persons and any other person pursuant to which that person was elected as a director or executive officer.

                                                  Year
Name                                   Age       Elected        Information About Nominees
----                                   ---       -------        --------------------------
George G. Andrews                      50         1994          Director; President, Chief
                                                                Executive Officer and Chief
                                                                Financial Officer; formerly with
                                                                Trust Company Bank

Dr. Gloria Campbell D'Hue              54         1994          Director; Physician

J. Al Cochran                          71         1995          Director; General Counsel;
                                                                Attorney-at-Law

Keith K. Evans                         45         1995          Director; Physical Therapist,
                                                                Atlanta Human Performance
                                                                Center

Leon Goodrum                           60         1994          Chairman; Operator,
                                                                McDonald's Restaurant

Agnes H. Harper                        56         1995          Director; Secretary; Retired
                                                                Agent, New York Life
                                                                Insurance Company

Charles W. Harrison                    70         1994          Director; Insurance Executive,
                                                                Harrison Insurance Agency

Robert A. Holmes            58       1995       Director; University
                                                Administrator; Clark Atlanta
                                                University

Moses M. Jones              51       1995       Director; Physician

Marian S. Jordan            56       1995       Director; Teacher, Atlanta
                                                Board of Education and
                                                Parents' Choice Day Care

Kaneta R. Lott              51       1994       Director; Dentist,
                                                Childrens Dentistry, P.C.

Donald F. Marshall          64       1994       Director; Retired Dentist

George C. Miller, Jr.       53       1995       Director; President, Spectrum
                                                Consulting Associates, Inc.

Elvin R. Mitchell, Sr.      88       1995       Director; Contractor; E. R.
                                                Mitchell Construction Company

Roy W. Sweat                74       1995       Director; Chiropractor

William Thomas              57       1995       Director; President, Thomas
                                                Cleaning Service, Inc.

Cordy T. Vivian             76       1995       Director; President, Basic, Inc.

     Each of the nominees is currently a director of the Company, and has been nominated by the Board to serve an additional term.

     The Board of Directors unanimously recommends that you vote "FOR" the proposal to elect the seventeen nominees named above.

     Each of the nominees has consented to serve if elected. If any nominee should be unavailable to serve for any reason, the Board may designate a substitute nominee (in which event the persons named as proxies will vote the shares represented by all valid proxy cards for the election of such substitute nominee), allow the vacancy to remain open until a suitable candidate is located, or reduce the number of directors.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         Information as of December 31, 2001 about each of the Directors and Officers of the Company is set forth in the table beginning on page 3.

         Leon Goodrum, George G. Andrews, Agnes Harper and George Miller are the only executive officers of Capitol City Bancshares and were previously reported as nominees for election as directors.

         J. Al Cochran serves as a director of Independence State Bank of Powder Springs, Georgia, and Efficiency Lodge, Inc., companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirement of Section 15(d) of such Act or any company registered as an investment company under the Investment Company of 1940.

         Other than Mr. Cochran, no other director, executive officer, or nominee for such positions held directorships in any reporting company other than the Company during 2001.

         There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. The Company and the Bank do not separately compensate their directors. The directors are not compensated for attending the monthly board meetings of the Bank and various other committee meetings.

                             DESCRIPTION OF BUSINESS

         On April 14, 1998, Capitol City Bancshares, Inc. (the "Company") was incorporated under the laws of the State of Georgia for the purpose of serving as a bank holding company for Capitol City Bank and Trust Company (the "Bank").

         The Company's common stock was initially authorized and issued in connection with the acquisition of 100% of the stock of the Bank, a wholly-owned subsidiary of the Company, on December 22, 1998.

         In connection with that acquisition, the Company filed a Registration Statement under the Securities Act of 1933 as a successor issuer to the Bank, and filed a Form 8-A pursuant to Section 12(g) of the Securities Exchange Act of 1934 for registration of the Company's common stock under the 1934 Act.

         Capitol City Bank & Trust Company is a state banking institution chartered under the laws of the State of Georgia on June 30, 1994. Since opening on October 3, 1994, the Bank has continued a general banking business and presently serves its customers from five locations: the main office located at 562 Lee Street, S.W., Atlanta, Georgia 30310; and service branches located at 2358 Cascade Road, Atlanta, Georgia 30311; Hartsfield International Airport, Atlanta, Georgia; 5674 Memorial Drive, Stone Mountain, Georgia 30083 and 301 W. Oglethorpe Boulevard, Albany, Georgia 31707.

         The Bank was organized to serve the inner city of Atlanta and its customer base is primarily the African-American community in south and west downtown Atlanta, Georgia.

         The Bank operates a full-service banking business and engages in a broad range of commercial banking activities, including accepting customary types of demand and timed deposits, making individual, consumer, commercial, and installment loans, money transfers, safe deposit services, and making investments in U. S. government and municipal services. The Bank also offers trust services.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Our Board of Directors conducts regular meetings, generally on a monthly basis and also conducts some of its business through the committees described below. Our Board of Directors met twelve times during the year, with one meeting having optional attendance. Each director attended at least 75% of the meetings of the full Board and of the committees on which he or she served.

         The Board of Directors has established a number of committees to assist it in the discharge of its duties. The executive committee makes and reviews policies and decisions in connection with personnel, compensation, nominations of directors and strategic matters. It also entertains shareholder nominees for directors.

         The members of the executive committee are: Leon Goodrum, George Andrews, Gloria D'Hue, Charles Harrison, William Thomas, Kaneta Lott, Donald Marshall, and Joseph Cochran. The executive committee held four meetings during 2001. The procedures to be followed for shareholders for submitting recommendations for nominees for directors are to write to Gladys Richard, P. O. Box 42200, Atlanta, Georgia 30311.

         The audit committee met four times during 2001. The audit committee has the responsibility of reviewing the Company's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The committee recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves the auditor's audit plans, and reviews with the independent auditors the results of the audit and management's responses. The audit committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The audit committee reports its findings to the Board of Directors.

         The audit committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2001 with management. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codifications of Statements on Auditing Standards, AU (S) 380), Communications with Audit Committees, as amended. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent accountants their independence. Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements referred to above be included in Capitol City Bancshares, Inc.'s Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

         The names of each member of the audit committee are: Marian Jordan, Kaneta Lott, Gloria D'Hue, and Agnes Harper, of which all are independent members, as defined by the National Association of Securities Dealers, Inc. The Board of Directors has not adopted a written charter for the audit committee.

         The loan committee exercises primary responsibility for the monitoring of the Bank's lending functions and must approve any loan in excess of the lending officer's designated lending limits.

         The assets/liability committee manages the purchase, pricing and timing of the Bank's assets and liabilities.

                              DIRECTOR COMPENSATION

         Directors of the Company received no compensation in 2001.

                    MARKET FOR THE REGISTRANT'S COMMON STOCK
                       AND RELATED SECURITY HOLDER MATTERS

         The common stock of the Company is not traded in the over-the-counter market or on any stock exchange, nor is the Company's common stock actively traded. There is thus no established trading market for the Company's common stock. The Company has maintained records of share prices based on actual transactions when such information has been disclosed by persons either purchasing or selling the Company's common stock. These records reflect prices for transactions in the Company's common stock to the best knowledge of management.

         The following table reflects the high and low trades of shares of the Company for each quarterly period during the last two years based on such limited available information.

============================================================================

        YEAR                    HIGH SELLING         LOW SELLING
                                    PRICE               PRICE
----------------------------------------------------------------------------
2001
First Quarter                      $15.00              $12.00
----------------------------------------------------------------------------
Second Quarter                     $15.00              $12.00
----------------------------------------------------------------------------
Third Quarter                      $15.00              $12.00
----------------------------------------------------------------------------
Fourth Quarter                     $15.00              $15.00
----------------------------------------------------------------------------
2000
First Quarter                      $12.00              $11.00
----------------------------------------------------------------------------
Second Quarter                     $12.00              $11.00
----------------------------------------------------------------------------
Third Quarter                      $12.00              $11.00
----------------------------------------------------------------------------
Fourth Quarter                     $12.00              $11.00
============================================================================

As of December 31, 2001, the Company had approximately 1,152 shareholders of record of the Company's common stock.

         Under the Financial Institutions Code of Georgia, the Bank may from time to time declare and thereupon pay dividends on its outstanding shares in cash, property or its own shares unless, after giving effect to such distribution, the Bank would not be able to pay its debts as they become due in the usual course of business or the Bank would have insufficient cash market value assets to pay liabilities to depositors and other creditors. Moreover, the Bank may declare and pay dividends in cash or property only out of the retained earnings of the Bank, the Bank may not declare and pay dividends at any time the Bank does not have paid-in capital and appropriated retained earnings equal or exceeding 20% of its capital stock, the Bank may not declare and pay dividends in excess of 50% of net profits after taxes for the previous fiscal year without the prior approval of the Georgia Department of Banking and Finance. The Bank is also allowed to declare and pay dividends in authorized but unissued shares of its stock, provided there is transferred to capital stock an amount equal to the value of the shares distributed and provided further that after payment of the dividend the

Bank continues to maintain required levels of paid-in capital and appropriated retained earnings. The Company paid dividends in the first quarter of 2001 of $.10 per share.

                                 STOCK OWNERSHIP

Principal Shareholders.

     As of December 31, 2001, the Company knows of no beneficial owner other than Mr. Thomas listed below, of more than five percent (5%) of its $6.00 par value common stock, the only class of voting securities of the Company.

     The following table sets forth, as of the most recent practicable date the common stock of the Company beneficially owned by all directors, executive officers, nominee directors and significant employees. For purposes of this table, beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

================================================================================

Name of Beneficial Owner        Amount and Nature of          Percent of Class
                               Beneficial Ownership/1/

================================================================================

George G. Andrews                      18,000/2/                    2.89%
--------------------------------------------------------------------------------

Dr. Gloria Campbell-D'Hue              15,000/3/                    2.41%
--------------------------------------------------------------------------------

J. Al Cochran                          15,000                       2.41%
--------------------------------------------------------------------------------

Keith E. Evans                         12,500                       2.01%
--------------------------------------------------------------------------------

Leon Goodrum                           15,000                       2.41%
--------------------------------------------------------------------------------

Agnes H. Harper                        15,175/4/                    2.44%
--------------------------------------------------------------------------------

_________________

     /1/ Included in the number of shares listed above, each Director, excluding Mr. Andrews, are options granted under the Capitol City Bancshares, Inc. Nonqualified Stock Option Plan to purchase 5,000 shares of common stock at $10.00 per share, expiring on July 13, 2009.

     /2/ Includes 4,000 shares owned by Mr. Andrews, 4,000 shares held jointly with Mr. Andrews' spouse, and 10,000 options to purchase common stock granted under the Capitol City Bancshares, Inc. Incentive Stock Option Plan. These 10,000 options are exercisable at $10.00 per share and expire on July 13, 2009.

     /3/ Includes 4,500 shares owned by Dr. D'Hue and 5,500 shares owned by her child.

     /4/ Includes 1,183 shares held by Mrs. Harper, 7,800 shares held jointly with Mrs. Harper's spouse, and 1,192 shares held by Mrs. Harper's spouse.

--------------------------------------------------------------------------------
Charles W. Harrison                   15,600/5/                2.51%
--------------------------------------------------------------------------------

Robert A. Holmes                      13,000/6/                2.09%
--------------------------------------------------------------------------------

Moses M. Jones                        10,000                   1.61%
--------------------------------------------------------------------------------

Marian S. Jordan                      15,250/7/                2.45%
--------------------------------------------------------------------------------

Kaneta R. Lott                        17,000/8/                2.73%
--------------------------------------------------------------------------------

Donald F. Marshall                    15,000                   2.41%
--------------------------------------------------------------------------------

George C. Miller, Jr.                 10,500/9/                1.69%
--------------------------------------------------------------------------------

Elvin Mitchell, Sr.                   20,400/10/               3.28%
--------------------------------------------------------------------------------

Roy W. Sweat                          20,000                   3.21%
--------------------------------------------------------------------------------

William Thomas                        36,555/11/               5.88%
--------------------------------------------------------------------------------

Cordy T. Vivian                       15,000                   2.41%
================================================================================

The Company's common stock beneficially owned by all directors and principal officers as a group as of December 31, 2001, (17 persons) totaled 278,980 shares, representing 44.84% of the Company's common stock.

     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

________________

     /5/ Includes 10,000 shares owned by Mr. Harrison, 600 shares held by Mr. Harrison's children.

     /6/ Includes 2,000 shares held by Mr. Holmes' grandchildren.

     /7/ Includes 10,000 shares owned by Ms. Jordan and 250 shares held by Ms. Jordan's children.

     /8/ Includes 5,000 shares held jointly with Dr. Lott's spouse, 2,000 shares held by Dr. Lott's children and 5,000 shares held by Childrens Dentistry Profit Sharing Plan.

     /9/ Includes 5,000 shares owned by Mr. Miller and 500 shares held by Spectrum Consulting Associates, Inc., an affiliated corporation.

     /10/ Includes 14,250 shares owned by Mr. Mitchell, 1,000 held by Mr. Mitchell's spouse, and 150 shares held by Mr. Mitchell's grandchildren.

     /11/ Includes 14,000 shares owned by Mr. Thomas and 17,555 shares held by Thomas Cleaning Service, Inc., an affiliated corporation.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation for the Bank's Chief Executive Officer. No other individual earned in excess of $100,000 in 2001.

-------------------------------------------------------------------------------------------------------
                                      SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------
Name and    Year  Salary    Bonus    Other Annual   Restricted  Securities       LTIP      All Other
Position                             Compensation   Stock       Underlying       Payouts   Compensation
                                                    Awards      Options/SARS(#)
-------------------------------------------------------------------------------------------------------
George G.   2001  105,000   11,500     8,000/(3)/       --            --            --     10,000/(2)/
Andrews,
CEO,        -------------------------------------------------------------------------------------------
President,  2000  100,000   12,000     2,601/(1)/       --            --            --     10,000/(2)/
Director
            -------------------------------------------------------------------------------------------
            1999   95,000   10,000     2,601/(1)/       --            --            --      9,263/(2)/

-------------------------------------------------------------------------------------------------------

     /1/  Representing membership dues paid on Mr. Andrews' behalf.

     /2/ Company matching contributions to the Company's 401(k) Plan on behalf of Mr. Andrews.

     /3/ Representing a one-time lifetime membership for Mr. Andrews in a private club.

-------------------------------------------------------------------------------------------------------
                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                            (Individual Grants)
-------------------------------------------------------------------------------------------------------
Name                         Year   # of Securities         % of Total       Exercise or   Expiration
                                       Underlying      Options/SARs Granted  Base Price       Date
                                       Option/SAR          to Employees       ($/Share)
                                         Grants           in Fiscal Year
-------------------------------------------------------------------------------------------------------
CEO - George G. Andrews      2001         None                 None             None          None
                             --------------------------------------------------------------------------
                             2000         None                 None             None          None
                             --------------------------------------------------------------------------
                             1999        10,000                9.52%           $10.00     July 13, 2009
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                    AND FISCAL YEAR-END OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------------
Name            Shares Acquired    Value Realized      Number of Securities          Value of Unexercised
                on Exercise (#)         (#)           Underlying Unexercised             in-the-money
                                                      Options/SARS at FY-End        options/SARs at FY-End
                                                    (Exercisable Unexercisable)   (Exercisable/Unexercisable)
                                                         Base Price $/Share
-------------------------------------------------------------------------------------------------------------
CEO-George G.           -                -                  10,000/0/(2)/                  $50,000/0/(1)/
Andrews
-------------------------------------------------------------------------------------------------------------

         No stock options were exercised by the listed individuals and there were no outstanding SARs during fiscal year 2001.

         The Company does not have any Long Term Incentive Plans in effect.

         (1) The dollar values have been calculated by determining the difference between the estimated fair market value of the Company's common stock on March 6, 2002 ($15.00) and the exercise prices of the options ($10.00).

         (2) On July 13, 1999, Mr. Andrews was granted the option to purchase 10,000 shares of common stock at $10.00 per share, expiring on July 13, 2009.

Executive Employment Agreements.

         The Company is not aware of any compensatory plan or arrangement with respect to any individual named in the summary compensation table for the latest fiscal year which will result from the resignation, retirement or other termination of such individual's employment with the Company or from a change in control of the Company or a change in the individual's responsibilities following a change in control.

                      OTHER COMPENSATION AND BENEFIT PLANS

         The Company provides a 401(k) plan for qualified employees to defer a portion of their salary with matching contributions from the Company made at the discretion of the Board of Directors.

                          TRANSACTIONS WITH THE COMPANY

         The Company's directors and executive officers, and certain business organizations and individuals associated therewith, have been customers of and have had banking transactions with the Company and are expected to continue such relationships in the future. Pursuant to such transactions, the Bank's directors and executive officers from time to time have borrowed funds from the Bank for various business and personal reasons. Extensions of credit made by the Bank to its directors and executive officers have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than a normal risk of collectibility or present other unfavorable features.

                                LEGAL PROCEEDINGS

         There are no "material" pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, to which the Company or any of its subsidiaries is a party or of which any of their property is subject. Material proceedings are defined as claims for damages where the amount involved, exclusive of interest and cost, exceeds ten percent of the current assets of the Company and its subsidiaries on a consolidated basis.

         During the previous five years, no director or executive officer was the subject of a legal proceeding (as defined below) that is material to an evaluation of the ability or integrity of any director or executive officer. A "legal proceeding" includes: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive prior to that time; (b) any conviction in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) any order, judgment, or decree of any court of competent jurisdiction, or any Federal or State authority permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of commodities business, securities or banking activities; and (d) any finding by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission of a violation of a federal or state securities or commodities law (such finding having not been reversed, suspended or vacated).

                  COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

         Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC require our executive officers and directors and persons who beneficially own more than ten percent of any class of our equity securities, as well as certain affiliates of such persons to file initial reports of ownership of any equity securities of Capitol City Bancshares, Inc. and subsequent reports of changes in ownership of such securities with the SEC. Such persons also are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) during 2001 and Form 5 and amendments thereto furnished to the Company during 2001, no person who, at any time during 2001, was a director, officer or beneficial owner of more than 10% of any class of equity securities of the Company failed to file on a timely basis any reports required by Section 16(a) during the 2001 fiscal year or previously.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Mauldin & Jenkins, LLC, Atlanta, Georgia, has served as our independent accountants each year since 1994, and we consider them to be well qualified. Our Board of Directors has selected Mauldin & Jenkins, LLC to serve as our independent accountants for the fiscal year ending December 31, 2002.

         During fiscal year 2001, the Company retained its principal auditor, Mauldin & Jenkins, LLC, to provide services in the following categories and amounts:

         Audit Fees                                              $ 21,313.00
         Financial I.S.D. and Implementation Fees                $      0.00
         All other Fees                                          $ 28,645.00
                                                                 -----------
         Total                                                   $ 49,958.00

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

         The Company and the Bank did not have any changes in or disagreements with its principal independent accountant, Mauldin & Jenkins, during the three most recent fiscal years.

                     SHAREHOLDER PROPOSALS FOR 2003 MEETING

         Shareholder proposals that are intended to be presented at our 2003 Meeting of Shareholders must be received by us no later than February 1, 2003, in order to be included in our proxy statement and related proxy materials for that meeting. Any such proposal must comply with the rules and regulations of the Securities and Exchange Commission.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

         Our Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in Capitol City Bancshares' best interest.

                                 ANNUAL REPORTS

         Upon receipt of a written request, we will furnish, without charge, any owner of common stock of the company a copy of its annual report to the Securities and Exchange Commission on Form 10-KSB (the "10-K") for the fiscal year ended December 31, 2001, including financial statements and the schedules thereto. Copies of exhibits to the 10-K are also available upon specific request and payment of a reasonable charge for reproduction. Such requests should be directed to the Secretary of the Company at the address indicated on the front of the proxy statement.

                          CAPITOL CITY BANCSHARES, INC.
                              562 Lee Street, S.W.
                             Atlanta, Georgia 30311

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement and does hereby appoint George G. Andrews and Leon Goodrum and each of them, with full powers of substitution, as proxies of the undersigned, to represent the undersigned and to vote all shares of CAPITOL CITY BANCSHARES, INC. common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Capitol City Bancshares, Inc. to be held June 25, 2002, at 5:00 p.m. local time, at 562 Lee Street, S.W., Atlanta, Georgia, and at any adjournment or postponement thereof, with all the powers (other than the power to revoke the proxy or vote in a manner not authorized by the exceeded form of proxy) which the undersigned would have if personally present at such meeting, to act in their discretion upon any other matter or matters which may properly be brought before the meeting, and to appear and vote all the share of common stock which the undersigned may be entitled to vote.

PROPOSAL 1: To elect the seventeen nominees listed below to serve as directors for the following year:

_____FOR all nominees listed below          _____WITHHOLD AUTHORITY to
(except as marked to the contrary below),   vote for all nominees listed below.

     George G. Andrews                           Marian S. Jordan
     Dr. Gloria Campbell-D'Hue                   Kaneta R. Lott
     J. Al Cochran                               Donald F. Marshall
     Keith E. Evans                              George C. Miller, Jr.
     Leon Goodrum                                Elvin Mitchell, Sr.
     Agnes H. Harper                             Roy W. Sweat
     Charles W. Harrison                         William Thomas
     Robert A. Holmes                            Cordy T. Vivian
     Moses M. Jones

INSTRUCTIONS: To withhold your vote for any individual nominee, strike a line through the nominee's name in the list above.

                           (Continued on Reverse Side)

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR ALL NOMINEES
                                                               ---
LISTED ABOVE.

The Board of Directors recommends a vote FOR the election of the above nominees to the Board of Directors.

Please sign below, date and return promptly in the enclosed, self-addressed stamped envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by an authorized officer.

DATE:  ________________________, 2002.

INDIVIDUALS:                                ENTITIES: (Please Print)

____________________________________        ____________________________________
Name (Please print)                         By:

____________________________________        ____________________________________
Signature                                   Signature

____________________________________        ____________________________________
Name of Joint Tenant or Tenant-In-          Position
Common if any (Please Print)

____________________________________        ____________________________________
Signature of Joint Tenant or Tenant-
In-Common, if any